TOREADOR LARGE CAP FUND

PROSPECTUS

May 22, 2006

255 West Fallbrook, Suite 204

Fresno, California  93711

(800) 343-5902

www.toreadorfunds.com

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

Page
RISK/RETURN SUMMARY	2
FEES AND EXPENSES OF INVESTING IN THE FUND	5
HOW TO BUY SHARES	5
HOW TO REDEEM SHARES	8
DETERMINATION OF NET ASSET VALUE	10
DIVIDENDS, DISTRIBUTIONS AND TAXES	10
MANAGEMENT OF THE FUND	12
FINANCIAL HIGHLIGHTS	13
PRIVACY POLICY	14
FOR MORE INFORMATION	Back Cover

RISK/RETURN SUMMARY

Investment Objective

The Toreador Large Cap Fund (the “Fund”) seeks long-term capital appreciation.

Principal Strategies

The Fund will invest primarily in stocks of large capitalization companies, which the Fund’s adviser, Toreador Research & Trading LLC, defines as any company:

•	Included in the S&P 500© Index, or
•	Included in the Russell 1000© Index, or
•	With a market capitalization greater than $5 billion.

As of the date of this prospectus, the current market capitalization of the S&P 500 ranged from $0.6 to $385 billion, and the Russell 1000 Index ranged from $0.6 to $401 billion. The market capitalization of these indexes is subject to change from time to time.

Under normal circumstances, the Fund will invest at least 80% of its net assets in large cap stocks. Equity securities in which the Fund may invest include common stocks, as well as securities convertible into common stocks and preferred stock. The Fund may invest in American Depository Receipts and Global Depository Receipts, which are receipts issued by U.S. banks for shares of a foreign corporation that entitle the holder to dividends and capital gains on the underlying security.

The Fund’s adviser selects stocks that it believes offer superior return potential considering the following factors:

•	Attractive market price relative to intrinsic value, as determined by the adviser based on the company’s estimated future potential earnings discounted to their present value;
•	Improving trends in a company’s economic performance; and
•	A company’s effective pursuit of wealth-creating strategies.

The Fund seeks to reduce investment risk by investing across a broad range of economic sectors, with the goal of achieving investment diversity. In selecting stocks within a particular economic sector, the Fund’s goal is to identify companies that it believes have the potential for superior performance within each sector. The Fund does not invest for the purpose of identifying favored economic sectors. Instead, the Fund attempts to invest across a broad spectrum of economic sectors in an attempt to reduce portfolio volatility, without sacrificing potential returns.

The Fund typically will sell securities of a portfolio company when the trading price of the company’s stock exceeds the adviser’s estimate of the company’s fundamental value and/or there are other companies in the same market sector that offer greater appreciation potential.

The adviser believes the Fund will have low turnover, which should help minimize short-term capital gains and postpone long-term capital gains. However, when the adviser deems that change will benefit the Fund, portfolio turnover will not be a limiting factor.

As a non-principal strategy, the Fund may purchase put options and sell covered call options in an effort to capture gains from declines in those securities and as a hedge against adverse market conditions. The Fund may also write covered call options as an additional tool to participate in upward price movements.

Principal Risks of Investing in the Fund

•

Management Risk. The adviser’s skill in choosing appropriate investments will play a large part in determining whether the Fund is able to achieve its investment objective. If the adviser’s projections about the prospects for individual securities are incorrect, such errors in judgment may result in significant losses in the Fund’s investment in the security, which can also result in possible losses overall for the Fund. The adviser is newly-formed and has never managed a mutual fund.

•

Issuer Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual company in the Fund’s portfolio. The value of an individual company can be more volatile than the market as a whole.

•

Equity Risks. Stock markets can be volatile. In other words, the prices of stocks can rise or fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions. The Fund’s investments may decline in value if the stock markets perform poorly. There is also a risk that the Fund’s investments will under perform either the securities markets generally or particular segments of the securities markets.

•

Option Risks. Specific market movements of an option and the underlying security cannot be predicted with certainty. When the Fund writes a covered call option, it receives a premium, but also gives up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it retains the risk of loss if the price of the security declines. Other risks associated with writing covered call options include the possible inability to effect closing transactions at favorable prices and an appreciation limit on the securities set aside for settlement.

•

Value Risk. A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company and other factors, or because it is associated with a market sector that generally is out of favor with investors. Undervalued stocks tend to be inexpensive relative to their earnings or assets compared to other types of stock. However, these stocks can continue to be inexpensive for long periods of time and may not realize their full economic value.

•

Foreign Risk. Foreign securities may experience more rapid and extreme changes in value than securities of U.S. companies because a limited number of companies represent a small number of industries. Foreign issuers are not subject to the same degree of regulation as U.S. issuers. Also, nationalization, expropriation or confiscatory taxation or political changes could adversely affect the Fund’s investments in a foreign company. In addition, the value of securities denominated in foreign currency can change when foreign currencies strengthen or weaken relative to the U.S. dollar. These currency movements may negatively impact the value of the Fund’s portfolio even when there is no change in the value of the related security in the issuer’s home country.

•	An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
•

The Fund is not a complete investment program. As with any mutual fund investment, the Fund’s returns will vary and you could lose money. The Fund’s share price is expected to fluctuate, and your shares at redemption may be worth less than your initial investment.

Is the Fund right for you?

The Fund may be suitable for:

•	Long-term investors seeking long-term capital appreciation
•	Investors willing to accept price fluctuations in their investments

General

The investment objective of the Fund may be changed without shareholder approval; except that the Fund may not change its policy of investing at least 80% of its net assets in large cap stocks without at least 60 days prior written notice to shareholders.

From time to time, the Fund may take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies, in attempting to respond to adverse market, economic, political or other conditions. For example, the Fund may hold up to 100% of its assets in cash, short-term U.S. government securities, money market instruments, other investment companies including money market funds and exchange-traded funds, investment grade fixed income securities, or repurchase agreements. The Fund may also invest in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its investment strategies. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective.

How has the Fund performed in the past?

The Fund recently commenced operations and, as a result, has no prior performance history.

FEES AND EXPENSES OF INVESTING IN THE FUND

The tables describe the fees and expenses that you would pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	NONE
Maximum Deferred Sales Charge (Load)	NONE
Redemption Fee[1,2]	2.00%
Exchange Fee	NONE

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fee	1.00%
Distribution and/or Service (12b-1) Fees[3]	0.00%
Other Expenses[4]	0.63%
Total Annual Fund Operating Expenses	1.63%
Fee Waiver[5]	(0.13%)
Net Expenses	1.50%

1 The Fund is intended for long-term investors. To discourage short-term trading and market timing, which can increase Fund expenses, the Fund typically charges a fee of 2.00% of the redemption proceeds on shares redeemed within 90 calendar days after they are purchased.

2 A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change.

3 The Fund has adopted a Rule 12b-1 Plan that allows the Fund to pay an annual fee of 0.25% to financial institutions that provide distribution services and/or shareholder servicing. The Plan has not yet been activated, but it may be activated at any time in the future.

4 Based on estimated amounts for the initial fiscal year.

5 The adviser has paid the offering expenses of the Fund, and has contractually agreed to waive its management fee and/or reimburse expenses so that Net Expenses, excluding brokerage fees and commissions, 12b-1 fees, borrowing costs (such as interest and dividend expenses on securities sold short), taxes and extraordinary expenses, do not exceed 1.50% of the Fund’s average daily net assets through April 30, 2008. The offering expenses and each fee waiver and expense reimbursement by the adviser are subject to repayment by the Fund within the three fiscal years following the fiscal year in which that particular waiver or expense was incurred, provided that the Fund is able to make the repayment without exceeding the 1.50% expense limitation.

Example:

Based on the costs above, this example helps you compare the expenses of the Fund’s shares to those of other mutual funds. This example assumes the expenses above remain the same and that the expenses were maintained for one year at rates described above. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years
$153	$488

HOW TO BUY SHARES

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for other identifying documents or information.

The minimum initial investment in the Fund is $1,000 and minimum subsequent investments are $100. The adviser may, in its sole discretion, waive these minimums in certain circumstances. If your investment is aggregated into an omnibus account established by an investment adviser, broker or other intermediary, the account minimums apply to the omnibus account, not to your individual investment. If you choose to purchase or redeem shares directly from the Fund, you will not incur charges on purchases and redemptions (other than for short-term redemptions). However, if you purchase or redeem shares through a broker-dealer or another intermediary, you may be charged a fee by that intermediary.

Initial Purchase

By Mail - Your initial purchase request must include:
•	a completed and signed investment application form (which accompanies this Prospectus); and
•	a check (subject to the minimum amounts) made payable to Toreador Large Cap Fund.

Mail the application and check to:

U.S. Mail: Toreador Large Cap Fund	Overnight:	Toreador Large Cap Fund
c/o Unified Fund Services, Inc.	c/o Unified Fund Services, Inc.
P.O. Box 6110	431 North Pennsylvania Street
Indianapolis, Indiana 46206-6110	Indianapolis, Indiana 46204

By Wire - You may also purchase shares of the Fund by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call Shareholder Services at (800) 343-5902 to obtain instructions on how to set up your account and to obtain an account number.

You must provide a signed application to Unified Fund Services, Inc., at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund, its custodian and transfer agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund. The purchase price per share will be the net asset value next determined after the wire purchase is received by the Fund. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Fund or the transfer agent. There is presently no fee for the receipt of wired funds, but the Fund may charge shareholders for this service in the future.

Additional Investments

You may purchase additional shares of the Fund at any time (subject to minimum investment requirements) by mail, wire or automatic investment. Each additional mail purchase request must contain:

•	your name
•	the name of your account(s)
•	your account number(s)
•	a check made payable to the Fund

Checks should be sent to the Fund at the address listed under the heading “Initial Purchase – By Mail” in this prospectus. To send a bank wire, follow the instructions outlined under the heading “Initial Purchase – By Wire” in this prospectus.

Automatic Investment Plan

You may make regular investments in the Fund with an Automatic Investment Plan by completing the appropriate section of the account application and attaching a voided personal check. Investments may be made monthly to allow dollar-cost averaging by automatically deducting $100 or more from your bank checking account. You may change the amount of your monthly purchase at any time. If an Automatic Investment Plan purchase is rejected by your bank, your shareholder account will be charged a fee to defray bank charges.

Tax Sheltered Retirement Plans

The Fund may be an appropriate investment medium for tax-sheltered retirement plans, including: individual retirement plans (IRAs); simplified employee pensions (SEPs); 401(k) plans; qualified corporate pension and profit-sharing plans (for employees); 403(b) plans and other tax-deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. Please contact Shareholder Services at (800) 343-5902 for information regarding opening an IRA or other retirement account. Please consult with an attorney or tax adviser regarding these plans. The adviser has chosen to pay the custodial fees for IRAs. However, the Fund reserves the right to charge shareholders for this service in the future.

Distribution Plan

The Fund has adopted a plan under Rule 12b-1 pursuant to which the Fund is authorized to pay a fee of 0.25% to the adviser or any broker-dealer or financial institution that assists the Fund in the sale and distribution of its shares or that provides shareholder servicing. The Plan has not yet been activated, although it may be activated at any time in the future. Once the Plan is activated, the Fund will pay annual 12b-1 expenses of 0.25%. These fees will, over time, increase the cost of your investment and may cost you more than paying other types of sales charges because these fees are paid out of the Fund’s assets on an on-going basis.

Other Purchase Information

The Fund may limit the amount of purchases and refuse to sell shares to any person. If your check or wire does not clear, you will be responsible for any loss incurred by the Fund. You may be prohibited or restricted from making future purchases in the Fund. Checks must be made payable to the Fund. The Fund and its transfer agent may refuse any purchase order for any reason. Cash, third party checks (except for properly endorsed IRA rollover checks), counter checks, starter checks, traveler’s checks, money orders, credit card checks, and checks drawn on non-U.S. financial institutions will not be accepted. Cashier’s checks and bank official checks may be accepted in amounts greater than $10,000. In such cases, a fifteen (15) business day hold will be applied to the funds (which means that you may not redeem your shares until the holding period has expired). Signature guarantee stamps may be required on identification documentation. All documentation requiring a signature guarantee stamp must utilize a New Technology Medallion stamp, generally available from the bank where you maintain a checking or savings account.

The Fund has authorized certain broker-dealers and other financial institutions (including their designated intermediaries) to accept on its behalf purchase and sell orders. The Fund is deemed to have received an order when the authorized person or designee accepts the order, and the order is processed at the net asset value next calculated thereafter. It is the responsibility of the broker-dealer or other financial institution to transmit orders promptly to the Fund’s transfer agent.

HOW TO REDEEM SHARES

You may receive redemption payments by check or federal wire transfer. The proceeds may be more or less than the purchase price of your shares, depending on the market value of the Fund’s securities at the time of your redemption. A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change. Any charges for wire redemptions will be deducted from your account by redemption of shares. The Fund does not intend to redeem shares in any form except cash. However, if the amount you are redeeming is over the lesser of $250,000 or 1% of the Fund’s net asset value, the Fund has the right to redeem your shares by giving you the amount that exceeds $250,000 or 1% of the Fund’s net asset value in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund. If you redeem your shares through a broker-dealer or other institution, you may be charged a fee by that institution.

By Mail - You may redeem any part of your account in the Fund at no charge by mail. Your request should be addressed to:

U.S. Mail: Toreador Large Cap Fund	Overnight:	Toreador Large Cap Fund
c/o Unified Fund Services, Inc.	c/o Unified Fund Services, Inc.
P.O. Box 6110	431 North Pennsylvania Street
Indianapolis, Indiana 46206	Indianapolis, Indiana 46204

Your request for a redemption must include your letter of instruction, including the Fund name, account number, account name(s), the address, and the dollar amount or number of shares you wish to redeem. Requests to sell shares that are received in good order are processed at the net asset value next calculated after the Fund receives your order in proper form. To be in proper order, your request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. The Fund may require that signatures be guaranteed if you request the redemption check be made payable to any person other than the shareholder(s) of record or mailed to an address other than the address of record, or if the mailing address has been changed within 30 days of the redemption request. The Fund may also require a signature guarantee for redemptions of $25,000 or more. Signature guarantees are for the protection of shareholders. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public. Please call Shareholder Services at (800) 343-5902 if you have questions. At the discretion of the Fund or its transfer agent, you may be required to furnish additional legal documents to insure proper authorization.

By Telephone - You may redeem any part of your account in the Fund by calling Shareholder Services at (800) 343-5902. You must first complete the Optional Telephone Redemption and Exchange section of the investment application to institute this option. The Fund, its transfer agent and custodian are not liable for following redemption or exchange instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

The Fund or its transfer agent may terminate the telephone redemption procedures at any time. During periods of extreme market activity, it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the Fund nor the transfer agent have ever experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions or exchanges. If you are unable to reach the Fund by telephone, you may request a redemption or exchange by mail.

Fund Policy on Market Timing. The Fund discourages market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The Board of Trustees has adopted a policy directing the Fund to reject any purchase order with respect to any investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of the Fund that indicates market timing or trading that it determines is abusive. This policy generally applies to all Fund shareholders. The Board of Trustees also has adopted a redemption policy to discourage short term traders and/or market timers from investing in the Fund. A 2.00% short-term redemption fee will be assessed by the Fund against investment proceeds withdrawn within 90 calendar days of investment. Fund shares received from reinvested distributions or capital gains are not subject to the redemption fee. After excluding any shares that are associated with reinvested distributions from the redemption fee calculation, the Fund uses a “first-in, first-out” method to determine the 90-day holding period. Thus, if you bought shares on different days, the shares purchased first will be redeemed first for purposes of determining whether the redemption fee applies. The proceeds collected from redemption fees will be retained by the Fund for the benefit of existing shareholders.

If you invest in the Fund through a bank, broker-dealer, 401(k) plan, financial adviser or financial supermarket (“Financial Intermediary”), the Financial Intermediary may, in lieu of charging the redemption fee set forth in this Prospectus, enforce its own market timing policy. “Omnibus accounts” that include multiple customers of the Financial Intermediary also will be exempt from the redemption fee if the Financial Intermediary does not track and/or process redemption fees. Additionally, the transfer of shares from one retirement account to another, accounts participating in a wrap fee program and redemptions caused by decisions of employer-sponsored retirement plans may be exempt from the redemption fee. Redemption fees may be waived for mandatory retirement withdrawals, systematic withdrawals, redemptions made to pay for various administrative fees and, at the sole discretion of the Fund’s adviser, due to changes in an investor’s circumstances, such as death. No exceptions will be granted to persons believed to be “market-timers.”

While the Fund attempts to deter market timing, there is no assurance that the Fund will be able to identify and eliminate all market timers. For example, omnibus accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated is not known by the Fund. The netting effect often makes it more difficult to apply redemption fees, and there can be no assurance that the Fund will be able to apply the fee to such accounts in an effective manner. In addition to the redemption fee, the Fund reserves the right to reject any purchase order for any reason, including purchase orders that it does not think are in the best interest of the Fund or its shareholders, or if the Fund thinks that trading is abusive. The Fund has not entered into any arrangements with any person to permit frequent purchases and redemptions of Fund shares.

Additional Information - If you are not certain of the requirements for a redemption please call Shareholder Services at (800) 343-5902. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen calendar days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing, or under any emergency circumstances (as determined by the Securities and Exchange Commission) the Fund may suspend redemptions or postpone payment dates. You may be assessed a fee if the Fund incurs bank charges because you direct the Fund to re-issue a redemption check.

Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require you to redeem all of your shares in the Fund on 30 days’ written notice if the value of your shares in the Fund is less than $1,000 due to redemptions, or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in the Fund to the minimum amount within the 30-day period. All shares of the Fund are also subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund. An involuntary redemption will create a capital gain or capital loss which may have tax consequences about which you should consult your tax adviser.

DETERMINATION OF NET ASSET VALUE

The price you pay for your shares is based on the Fund’s net asset value per share (“NAV”). The NAV is calculated at the close of trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange (“NYSE”) is open for business (the NYSE is closed on weekends, most Federal holidays and Good Friday). The NAV is calculated by dividing the value of the Fund’s total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of shares outstanding. Requests to purchase and sell shares are processed at the NAV next calculated after the Fund receives your order in proper form.

The Fund’s assets generally are valued at their market value. If market quotations are not readily available, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the adviser. Good faith pricing also is permitted if, in the adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the adviser is aware of any other data that calls into question the reliability of market quotations. Without fair value pricing, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders. However, there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short-term traders, or that the Fund will realize fair valuation upon the sale of a security.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions. The Fund typically distributes substantially all of its net investment income in the form of dividends and net realized capital gains to its shareholders. These distributions are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request to the Fund. The Fund expects that its distributions will consist primarily of net realized capital gains. The Fund declares and pays dividends at least annually.

Taxes. Investment income distributed by the Fund generally will consist of interest income, if any, and dividends received on investments, less expenses. The dividends you receive, whether or not reinvested, will be taxed as ordinary income.

The Fund will normally distribute net realized capital gains to its shareholders once a year. Capital gains are generated when the Fund sells its assets for a profit. Capital gains are taxed differently depending on how long the Fund has held the asset sold. Distributions of gains recognized on the sale of assets held for one year or less are taxed at ordinary income rates; distributions of gains recognized on the sale of assets held longer than one year are taxed at long-term capital gains rates. If the Fund distributes an amount exceeding its income and gains, this excess will generally be treated as a non-taxable return of capital.

Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by the Fund automatically will be invested in additional shares of the Fund. Alternatively, you may elect to have: (1) dividends paid to you in cash and the amount of any capital gain distributions reinvested; or (2) the full amount of any dividends and capital gain distributions paid to you in cash.

You may want to avoid making a substantial investment when the Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares.

Selling shares (including redemptions) and receiving distributions (whether reinvested or taken in cash) usually are taxable events to the Fund’s shareholders. These transactions typically create the following tax liabilities for taxable accounts:

Summary of Certain Federal Income Tax Consequences for Taxable Accounts

The following discussion reflects the enactment of the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “2003 Tax Act”).

Type of Transaction	Tax Status

Qualified dividend income	Generally maximum 15% on non-corporate taxpayers

Net short-term capital gain distributions	Ordinary income rate

Net long-term capital gain distributions	Generally maximum 15% on non-corporate taxpayers*

Sales of shares

(including redemptions) owned	Gains taxed at generally maximum 15%
more than one year	on non-corporate taxpayers*

Sales of shares

(including redemptions) owned                                                      Gains are taxed at the same rate as ordinary income;

for one year or less	losses are subject to special rules

*For gains realized between May 6, 2003 and December 31, 2008.

Under the 2003 Tax Act, effective for taxable years after December 31, 2002 through December 31, 2008, designated income dividends paid by the Fund to non-corporate shareholders generally will qualify for a maximum federal income tax rate of 15% to the extent such income dividends are attributable to qualified dividend income from the Fund’s investment in common and preferred stock of U.S. and foreign corporations, provided that certain holding period and other requirements are met. However, to the extent that the Fund has ordinary income from investments in debt securities, for example, such as interest income, income dividends paid by the Fund and attributable to that income will not qualify for the reduced tax rate.

If shares of the Fund are purchased within 30 days before or after redeeming other shares of the Fund at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares. If shares of the Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be a long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on the shares.

If you are a non-corporate shareholder and if the Fund does not have your correct social security or other taxpayer identification number, federal law requires us to withhold and pay to the Internal Revenue Service 28% of your distributions and sales proceeds. If you are subject to back up withholding, we also will withhold and pay to the IRS 28% of your distributions (under current law). Any tax withheld may be applied against the tax liability on your federal income tax return.

Because your tax situation is unique, you should consult your tax professional about federal, state and local tax consequences.

MANAGEMENT OF THE FUND

Toreador Research & Trading LLC, 255 West Fallbrook, Suite 204, Fresno, California  93711, serves as the adviser to the Fund. The adviser has overall supervisory management responsibility for the general management and investment of the Fund’s portfolio. The adviser sets the Fund’s overall investment strategies, identifies securities for investment, determines when securities should be purchased or sold, selects brokers or dealers to execute transactions for the Fund’s portfolio and votes any proxies solicited by portfolio companies. The adviser is a newly-formed entity, and has no prior experience managing a mutual fund.

The Fund is obligated to pay the adviser a fee equal to 1.00% of the Fund’s average daily net assets. The adviser has paid the offering expenses of the Fund, and has contractually agreed to waive its management fee and/or reimburse expenses so that Net Expenses, excluding brokerage fees and commissions, 12b-1 fees, borrowing costs (such as interest and dividend expenses on securities sold short), taxes and extraordinary expenses, do not exceed 1.50% of the Fund’s average daily net assets through April 30, 2008. The offering expenses and each fee waiver and expense reimbursement by the adviser are subject to repayment by the Fund within the three fiscal years following the fiscal year in which that particular waiver or expense was incurred, provided that the Fund is able to make the repayment without exceeding the 1.50% expense limitation.

The adviser, not the Fund, may pay certain Financial Intermediaries a fee for providing distribution related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation. The Fund may from time to time purchase securities issued by Financial Intermediaries that provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

A discussion of the factors that the Board of Trustees considered in approving the Fund’s management agreement will be contained in the Fund’s initial semi-annual report to shareholders.

The Investment Team

The adviser’s Investment Team will be jointly responsible for managing the Fund’s investments. The Investment Team is comprised of the following portfolio managers:

Paul Blinn. Mr. Blinn, portfolio manager, is jointly responsible for the day-to-day management of the Fund’s portfolio, including stock selection, investment monitoring and trading. Mr. Blinn has 20 years of capital market experience, during which time he had oversight and direct responsibility for the discretionary trading and risk management of large and complex portfolios of cash and derivative securities using numerous arbitrage strategies that sought to exploit pricing discrepancies identified by statistical models. He acquired this experience as an Executive Director at UBS, a global financial firm, and its predecessor banks from 1985 to 2000, and, most recently, as a Vice President of a leading option market maker and then a Senior Equity derivatives trader for a hedge fund from 2000 to 2005. Mr. Blinn graduated with honors from The University of Texas at Austin with a BBA in Finance.

Rafael Resendes. Mr. Resendes, portfolio manager, is jointly responsible for the day-to-day management of the Fund’s portfolio, including stock selection and investment monitoring. He is the co-founder of The Applied Finance Group, a financial research firm that has provided financial analyses, valuations and equity research to over 150 institutional investors and money managers since its inception in 1995. Mr. Resendes has over 17 years of capital market experience and has spent the past 12 years in the area of equity research and valuation. Mr. Resendes has been an adjunct professor of finance at DePaul University in Chicago, and is a frequently cited source for publications such as Forbes, The Wall Street Journal, and CBS MarketWatch.com, among others. Mr Resendes was co-portfolio manager of an equity hedge fund sponsored by AFG from 1998 to 1999. He graduated Phi Beta Kappa from The University of California, Berkeley with a BS in Finance and received his MBA from the University of Chicago.

The Fund’s Statement of Additional Information provides additional information about the Fund’s portfolio managers, including each portfolio manager’s compensation, other accounts that he manages, and ownership of Fund shares.

FINANCIAL HIGHLIGHTS

Because the Fund recently commenced operations, there are no financial highlights available at this time.

PRIVACY POLICY

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

•	Information the Fund receives from you on applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, and date of birth); and

•	Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to service providers (such as the Fund’s custodian, administrator, transfer agent, accountant and legal counsel) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

FOR MORE INFORMATION

You can find additional information about the Fund in the following documents:

Annual and Semi Annual Reports: While the Prospectus describes the Fund’s potential investments, the Annual and Semi Annual Reports detail the Fund’s actual investments as of their report dates. The reports include a discussion by Fund management of recent market conditions, economic trends, and investment strategies that significantly affected Fund performance during the reporting period.

Statement of Additional Information (SAI): The SAI supplements the Prospectus and contains detailed information about the Fund and its investment restrictions, risks and policies and operations, including the Fund’s policies and procedures relating to the disclosure of portfolio holdings by the Fund’s affiliates. A current SAI for the Fund is on file with the Securities and Exchange Commission and is incorporated into this prospectus by reference, which means it is considered part of this Prospectus.

You can get free copies of the current SAI and, when available, the Fund’s Annual and Semi Annual Reports, by contacting Shareholder Services at (800) 343-5902. You may also request other information about the Fund and make shareholder inquiries. Alternatively, the Fund’s SAI and Annual and Semi Annual reports will also be made available, free of charge, at the Fund’s Internet site at www. www.toreadorfunds.com.

You may review and copy information about the Fund (including the SAI and other reports) at the Securities and Exchange Commission (“SEC”) Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also obtain reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section of the SEC, Washington, D.C. 20549-0109.

Investment Company Act #811-21237

TOREADOR LARGE CAP FUND

STATEMENT OF ADDITIONAL INFORMATION

May 22, 2006

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectus of Toreador Large Cap Fund dated May 22, 2006. A free copy of the Prospectus can be obtained by writing the transfer agent at Unified Fund Services, Inc., 431 North Pennsylvania Street, Indianapolis, Indiana 46204, or by calling Shareholder Services at (800) 343-5902.

TABLE OF CONTENTS

PAGE
DESCRIPTION OF THE TRUST AND FUND	3
ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS	4
INVESTMENT LIMITATIONS	8
INVESTMENT ADVISER	10
TRUSTEES AND OFFICERS	11
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	14
PORTFOLIO TURNOVER	14
PORTFOLIO TRANSACTIONS AND BROKERAGE	14
DISCLOSURE OF PORTFOLIO HOLDINGS	15
PROXY VOTING POLICY	16
DETERMINATION OF NET ASSET VALUE	17
REDEMPTION IN-KIND	18
STATUS AND TAXATION OF THE FUND	18
CUSTODIAN	19
FUND SERVICES	20
INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS	20
DISTRIBUTOR	20
DISTRIBUTION PLAN	20
FINANCIAL STATEMENTS	21

DESCRIPTION OF THE TRUST AND FUND

Toreador Large Cap Fund (the “Fund”) was organized as a diversified series of Unified Series Trust (the “Trust”) on December 12, 2005. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Trustees. The Trust’s registration statement with respect to the Fund was declared effective by the Securities and Exchange Commission (“SEC”) on April 7, 2006. The Fund’s investment adviser is Toreador Research & Trading LLC (the “Adviser”).

The Fund does not issue share certificates. All shares are held in non-certificate form registered on the books of the Fund and the Fund’s transfer agent for the account of the shareholder. Each share of the Fund represents an equal proportionate interest in the assets and liabilities belonging to the Fund with each other share and is entitled to such dividends and distributions out of income belonging to the Fund as are declared by the Trustees. Each share has the same voting and other rights and preferences as any other shares of any series of the Trust with respect to matters that affect the Trust as a whole. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. The Fund currently offers one class of shares, and may offer additional classes of shares in the future.

In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns. All shares of the Fund have equal voting rights and liquidation rights. The Trust Agreement can be amended by the Trustees, except that any amendment that adversely affects the rights of shareholders must be approved by the shareholders affected. All shares of the Fund are subject to involuntary redemption if the Trustees determine to liquidate the Fund. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax adviser.

For information concerning the purchase and redemption of shares of the Fund, see “How to Buy Shares” and “How to Redeem Shares” in the Fund’s Prospectus. For a description of the methods used to determine the share price and value of the Fund’s assets, see “Determination of Net Asset Value” in the Fund’s Prospectus and this SAI.

The Fund may authorize one or more brokers or other intermediaries (an “Intermediary”) to receive on its behalf purchase and redemption orders. Such Intermediaries would be authorized to designate others to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized Intermediary or, if applicable, its authorized designee, receives the order.

Customer orders will be priced at the Fund’s net asset value next computed after they are received by an authorized Intermediary and accepted by the Fund. The performance of the Fund may be compared in publications to the performance of various indices and investments for which reliable performance data is available. The performance of the Fund may be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. The Fund’s initial annual report will contain additional performance information and will be made available to investors upon request and without charge.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

This section contains additional information regarding some of the investments the Fund may make and some of the techniques it may use.

A.  Equity Securities. The Fund will invest in equity securities, including common stock, common stock equivalents (such as rights and warrants, and convertible securities) and preferred stock. Warrants are options to purchase equity securities at a specified price valid for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. A warrant tends to be more volatile than its underlying securities and ceases to have value if it is not exercised prior to its expiration date. In addition, changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying securities. Equity securities also include depository receipts and exchange-traded funds.

A preferred stock is a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond (discussed below) and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited. Preferred stock typically has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

B. Convertible Securities. A convertible security may be preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive the dividend generally paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have several unique investment characteristics, including (a) a lesser degree of fluctuation in value than the underlying stock since they have fixed income characteristics, and (b) the potential for capital appreciation if the market price of the underlying common stock increases. A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund may be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

C.  Depository Receipts. The Fund may invest in foreign securities by purchasing depository receipts, including American Depository Receipts (“ADRs”) and European Depository Receipts (“EDRs”), Global Depository Receipts (“GDRs”) and other similar instruments. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while GDRs, in bearer form, may be denominated in other currencies and are designed for use in multiple foreign securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. GDRs are foreign receipts evidencing a similar arrangement. For purposes of the Fund’s investment policies, ADRs and GDRs are deemed to have the same classification as the underlying securities they represent, except that ADRs and GDRs shall be treated as indirect foreign investments. For example, an ADR or GDR representing ownership of common stock will be treated as common stock. Depository receipts do not eliminate all of the risks associated with directly investing in the securities of foreign issuers.

ADRs are denominated in U.S. dollars and represent an interest in the right to receive securities of foreign issuers deposited in a U.S. bank or correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in equity securities of foreign issuers, the Fund will avoid currency risks during the settlement period for either purchases or sales. GDRs are not necessarily denominated in the same currency as the underlying securities which they represent.

Depository receipt facilities may be established as either “unsponsored” or “sponsored.” While depository receipts issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of depository receipt holders and the practices of market participants.

A depository may establish an unsponsored facility without participation by (or even necessarily the permission of) the issuer of the deposited securities, although typically the depository requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored depository receipts generally bear all the costs of such facility. The depository usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to pass through voting rights to depository receipt holders in respect of the deposited securities. In addition, an unsponsored facility is generally not obligated to distribute communications received from the issuer of the deposited securities or to disclose material information about such issuer in the U.S. and there may not be a correlation between such information and the market value of the depository receipts.

Sponsored depository receipt facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depository. The deposit agreement sets out the rights and responsibilities of the issuer, the depository, and the depository receipt holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depository), although depository receipt holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the depository receipt holders at the request of the issuer of the deposited securities.

D.  Repurchase Agreements. The Fund may enter into repurchase agreements with qualified, creditworthy banks or non-bank dealers (“Seller”) as determined by the Adviser. In a repurchase agreement, the Fund buys from the Seller investment-grade securities at one price and the Seller agrees to repurchase these securities at a later date (usually within one to seven days) for a price equal to the original price paid by that Fund plus an agreed interest payment (“Repurchase Price”). The Seller’s obligation to repurchase the securities is secured by cash, the securities purchased, and/or certain U.S. Government securities or U.S. agency guaranteed securities (“Collateral”). The Collateral is held by the Fund’s custodian or a qualified subcustodian under the Investment Company Act of 1940, as amended (the “1940 Act”) that is a financial intermediary (“Custodian”). The Adviser will monitor, on an ongoing basis, the current market value of the Collateral to ensure it always equals or exceeds the Repurchase Price. Each repurchase agreement must at all times be “fully collateralized” by the Collateral as required by the 1940 Act. Repurchase agreements involve risks that the Seller cannot pay the Repurchase Price (e.g., in the event of a default or insolvency of the Seller) and risks that the net liquidation value of the Collateral is less than the amount needed to repay the Repurchase Price.

In addition, the Fund may invest in foreign repurchase agreements. Foreign repurchase agreements may include agreements to purchase and sell foreign securities in exchange for fixed U.S. dollar amounts, or in exchange for specified amounts of foreign currency. In the event of default by the counterparty, the Fund may suffer a loss if the value of the security purchased, i.e., the collateral, in U.S. dollars, is less than the agreed upon repurchase price, or if the Fund is unable to successfully assert a claim to the collateral under foreign laws. As a result, foreign repurchase agreements may involve greater credit risk than repurchase agreements in U.S. markets, as well as risks associated with currency fluctuations. Repurchase agreements with foreign counterparties may have more risk than with U.S. counterparties, since less financial information may be available about the foreign counterparties and they may be less creditworthy.

E.   Loans of Portfolio Securities. The Fund may make short and long term loans of its portfolio securities. To the extent that a lending policy is authorized by the Board of Trustees and implemented by the Adviser, the Fund may make loans of its portfolio securities in response to requests of broker-dealers or institutional investors which the Adviser deems qualified. In all such cases, the borrower must agree to maintain collateral, in the form of cash or U.S. government obligations, with the Fund on a daily mark-to-market basis in an amount at least equal to 100% of the value of the loaned securities. The Fund will continue to receive dividends or interest on the loaned securities and may terminate such loans at any time or reacquire such securities in time to vote on any matter which the Board of Trustees determines to be serious. With respect to loans of securities, there is the risk that the borrower may fail to return the loaned securities or that the borrower may not be able to provide additional collateral. No loan of securities will be made if, as a result, the aggregate amount of such loans would exceed 5% of the value of the Fund’s net assets.

F.   Options Transactions. The Fund may use options for any lawful purpose consistent with its investment objective such as hedging, managing risk or obtaining market exposure. An option is a contract in which the “holder” (the buyer) pays a certain amount (“premium”) to the “writer” (the seller) to obtain the right, but not the obligation, to buy from the writer (in a “call”) or sell to the writer (in a “put”) a specific asset at an agreed upon price (“strike price” or “exercise price”) at or before a certain time (“expiration date”). The holder pays the premium at inception and has no further financial obligation. The holder of an option will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The writer of an option will receive fees or premiums but is exposed to losses due to adverse changes in the value of the underlying asset. The Fund may buy (hold) or write (sell) put and call options on assets, such as securities, currencies, financial commodities, and indices of debt and equity securities (“underlying assets”) and enter into closing transactions with respect to such options to terminate an existing position.

Options on securities which the Fund sells (writes) will be covered or secured, which means that it will own the underlying security (for a call option) or (for an option on a stock index) will hold a portfolio of securities substantially replicating the movement of the index (or, to the extent it does not hold such a portfolio, will maintain a segregated account with the Fund’s custodian of high quality liquid debt obligations equal to the market value of the option, marked to market daily). When the Fund writes options, it may be required to maintain a margin account, to pledge the underlying security or to deposit liquid high quality debt obligations in a separate account with the custodian.

Writing put or call options can enable the Fund to enhance income by reason of the premiums paid by the purchaser of such options. When a Fund writes an option, the Fund profits from the sale of the option, but gives up the opportunity to profit from any increase in the price of the stock above the option price, and may incur a loss if the stock price falls. If the security appreciates to a price higher than the exercise price of the call option, the option holder most likely will exercise the option and the Fund will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option. If the security depreciates to a price lower than the exercise price of the put option, the put option most likely will be exercised and the Fund will be obligated to purchase the security at more than its market value. All or a portion of any assets used as cover for over-the-counter (“OTC”) options written by the Fund would be considered illiquid.

The value of an option position will reflect, among other things, the historical price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, and general market conditions.

The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a covered call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize the profit or limit the loss on an option position prior to its exercise or expiration. Risks associated with writing covered call options include the possible inability to effect closing transactions at favorable prices and an appreciation limit on the securities set aside for settlement.

The Fund may purchase or write both exchange-traded and OTC options. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and the other party to the transaction (“counterparty”) (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases or writes an OTC option, it relies on the counterparty to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

The Fund’s ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. The Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although the Fund will enter into OTC options only with counterparties that are expected to be capable of entering into closing transactions with the Fund, there is no assurance that the Fund will in fact be able to close out an OTC option at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position at any time prior to its expiration. If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit.

The Fund may engage in options transactions on indices in much the same manner as the options on securities discussed above, except the index options may serve as a hedge against overall fluctuations in the securities market represented by the relevant market index.

The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. To the extent the Fund enters into the transaction for hedging purposes, imperfect correlation between the options and securities markets may detract from the effectiveness of the attempted hedging.

INVESTMENT LIMITATIONS

A. Fundamental. The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental (“Fundamental”), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and this SAI, the term “majority of the outstanding shares” of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental (“Non-Fundamental”).

1.    Borrowing Money. The Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

2.    Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

3.    Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

4.    Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5.    Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, including commodities futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

6.    Loans. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7.    Concentration. The Fund will not invest 25% or more of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

8.     Diversification. With respect to 75% of its total assets, the Fund will not purchase securities issued by any one issuer (other than cash, cash items, securities issued or guaranteed by the government of the United States or its agencies or instrumentalities, or securities of other investment companies) if, as a result at the time of such purchase, more than 5% of the value of the Fund’s total assets would be invested in the securities of that issuer, or if it would own more than 10% of the outstanding voting securities of that issuer.

With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

B. Non-Fundamental. The following limitations have been adopted by the Trust with respect to the Fund and are Non-Fundamental (see “Investment Limitations - Fundamental” above).

1.    Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2.    Borrowing. The Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than 5% of its total assets are outstanding.

3.	Illiquid Securities. The Fund will not purchase illiquid or restricted securities.

4.	Loans of Portfolio Securities. The Fund will not make loans of portfolio securities.

5.     SEC Name Rule. Under normal circumstances, the Fund will invest at least 80% of its net assets in stocks of large capitalization companies. For this purpose, the Adviser defines large capitalization stocks as those included in the S&P 500© Index or the Russell 1000© Index, or with a market capitalization greater than $5 billion. The Fund may not change this policy except upon at least 60 days prior written notice to shareholders.

INVESTMENT ADVISER

The Fund’s Adviser is Toreador Research & Trading LLC. The adviser is a newly-formed entity, and is controlled by Rafael Resendes, Dan Obrycki and Paul Blinn. The Fund is the first mutual fund managed by the Adviser.

Under the terms of the management agreement (the “Agreement”), the Adviser manages the Fund’s investments subject to approval of the Board of Trustees. As compensation for its management services, the Fund is obligated to pay the Adviser a fee equal to 1.00% of the Fund’s average daily net assets. The adviser has paid the offering expenses of the Fund, and has contractually agreed to waive its management fee and/or reimburse expenses so that Net Expenses, excluding brokerage fees and commissions, 12b-1 fees, borrowing costs (such as interest and dividend expenses on securities sold short), taxes and extraordinary expenses, do not exceed 1.50% of the Fund’s average daily net assets through April 30, 2008. The offering expenses and each fee waiver and expense reimbursement by the adviser are subject to repayment by the Fund within the three fiscal years following the fiscal year in which that particular waiver or expense was incurred, provided that the Fund is able to make the repayment without exceeding the 1.50% expense limitation.

A discussion of the factors that the Board of Trustees considered in approving the Fund’s management agreement will be contained in the Fund’s initial semi-annual report to shareholders.

The Adviser retains the right to use the name “Toreador” in connection with another investment company or business enterprise with which the Adviser is or may become associated. The Trust’s right to use the name “Toreador” automatically ceases 90 days after termination of the Agreement and may be withdrawn by the Adviser on 90 days written notice.

The Adviser, not the Fund, may pay certain financial institutions (which may include banks, broker-dealers and other industry professionals) a fee for providing distribution related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation. These financial institutions may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by financial institutions that provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

About the Portfolio Managers

The Adviser’s investment team is responsible for the day-to-day management of the Fund. Paul Blinn and Rafael Resendes (each a “Portfolio Manager,” or collectively, the “Portfolio Managers”) comprise the Adviser’s investment team. As of January 30, 2006, each Portfolio Manager exclusively managed the Fund and was not responsible for the portfolio management of any other client account.

Each Portfolio Manager is compensated for his services by the Adviser. Each Portfolio Manager’s compensation consists of a fixed salary and, as owners of the Adviser, a share of the profits of the Adviser, if any, based on each such Portfolio Manager’s percentage ownership of the Adviser.  In addition, Portfolio Manager Rafael Resendes is a co-founder and executive of The Applied Finance, Ltd. Group (“AFG”) and, as owner, he also shares in the profits of AFG and participates in an AFG-sponsored 401(k) plan.

As stated above, Portfolio Manager Rafael Resendes is a co-founder and executive of AFG. AFG is an investment consulting firm that provides financial analyses and equity research and valuation to financial institutions, including the Adviser. AFG provides research and other proprietary valuation information to the Adviser for its use in choosing Fund investments. In order to avoid conflicts of interest or potential misuse of information, AFG and the Adviser have each implemented policies and procedures to restrict access to certain types of information until generally published, and require outside compliance involvement to oversee and pre-approve certain types of transactions where conflicts may arise. Further, AFG and the Adviser have engaged an outside compliance firm to oversee this program and implement and monitor the adopted polices and procedures.

Each Portfolio Manager may carry on investment activities for his own account(s) and/or the accounts of immediate family members; as a result, each Portfolio Manager may engage in activities other than on behalf of the Fund. Conflicts may arise as a result of the Portfolio Manager’s differing economic interests in respect of such activities, such as with respect to allocating investment opportunities. Pursuant to the Code of Ethics adopted by each of the Trust and the Adviser, the Portfolio Managers are prohibited from effecting transactions for their personal accounts which are contrary to recommendations being made to the Fund. In addition, the Portfolio Managers are prohibited from competing with the Fund in connection with such transactions.

As soon as practicable after the Fund’s effectiveness, the Portfolio Managers have committed to purchase shares of the Fund in the following ranges:

Portfolio Manager	Dollar Range of Fund Shares
Paul Blinn	$100,001 to $500,000
Rafael Resendes	$100,001 to $500,000

TRUSTEES AND OFFICERS

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following table provides information regarding the Trustees who are not interested persons of the Trust (each an “Independent Trustee” and collectively, the “Independent Trustees”).

Name, Address*, (Date of Birth), Position with Trust,** and Term of Position	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (1947) Independent Trustee, December 2002 to present

Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. since 1992; Non-voting Chairman of Investment Committee of WH Donner Foundation and WH Donner Canadian Foundation since June 2005; Trustee of AmeriPrime Advisers Trust from July 2002 to November 2005; Trustee of Access Variable Insurance Trust from April 2003 to August 2005; Trustee of AmeriPrime Funds from 1995 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Stephen A. Little (1946) Chairman, December 2004 to present; Independent Trustee, December 2002 to present

President and founder of The Rose, Inc., a registered investment adviser, since April 1993; Trustee of AmeriPrime Advisers Trust from November 2002 to November 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Daniel J. Condon (1950) Independent Trustee, December 2002 to present

President of International Crankshaft Inc., an automotive equipment manufacturing company, since 2004, Vice President and General Manager from 1990 to 2003; Trustee of AmeriPrime Advisers Trust from November 2002 to November 2005; Trustee of The Unified Funds from 1994 to 2002; Trustee of Firstar Select Funds, a REIT mutual fund, from 1997 to 2000; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

* The address for each trustee is 431 N. Pennsylvania St., Indianapolis, IN 46204.

** The Trust currently consists of 36 series.

The Trust’s audit committee consists of the Independent Trustees. The audit committee is responsible for overseeing the Fund’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of the Fund’s financial statements and the independent audit of the financial statements; and acting as a liaison between the Fund’s independent auditors and the full Board of Trustees. The Audit Committee met six times during the year ended December 31, 2005.

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the 1940 Act, and each officer of the Trust.

Name, Address*, (Date of Birth), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Ronald C. Tritschler (1952)*** Trustee, December 2002 to present

Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001, Executive Vice President and Director from 1990 to 2000; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Trustee of AmeriPrime Advisers Trust from November 2002 to November 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Anthony J. Ghoston (1959) President, July 2004 to present

President of Unified Fund Services, Inc., the Trust’s administrator, since June 2005, Executive Vice President from June 2004 to June 2005, Senior Vice President from April 2003 to June 2004; Senior Vice President and Chief Information Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 1997 to November 2004; President of AmeriPrime Advisers Trust from July 2004 to November 2005; President of AmeriPrime Funds from July 2004 to July 2005; President of CCMI Funds from July 2004 to March 2005.

Freddie Jacobs, Jr., CPA (1970) Chief Financial Officer and Treasurer, July 2005 to present; Secretary, September 2004 to June 2005; Assistant Secretary, July 2005 to present

Vice President of Unified Fund Services, Inc., the Trust’s administrator, since December 2003; Assistant Vice President of U.S. Bancorp Fund Services LLC from 2000 to December 2003, Trust Officer from 1998 to 2000; Chief Financial Officer and Treasurer of AmeriPrime Advisers Trust from July 2005 to November 2005; Secretary of AmeriPrime Funds and AmeriPrime Advisers Trust from September 2004 to June 2005; Secretary of CCMI Funds from September 2004 to March 2005; Principal Accounting Officer of Lindbergh Funds from February 2004 to February 2005.

Lynn E. Wood (1946) Chief Compliance Officer, October 2004 to present

Chief Compliance Officer of AmeriPrime Advisers Trust from October 2004 to November 2005; Chief Compliance Officer of AmeriPrime Funds from October 2004 to July 2005; Chief Compliance Officer of CCMI Funds from October 2004 to March 2005; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, from 1997 to 2000 and 2004 to 2005 Chairman from 1997 to December 2004, President from 1997 to 2000; Director of Compliance of Unified Fund Services, Inc., the Trust’s administrator, from October 2003 to September 2004; Chief Compliance Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 2000 to 2004.

Heather A. Barnes (1975) Secretary, July 2005 to present

Employed by Unified Fund Services, Inc., the Trust’s administrator, since January 2004 and from December 1999 to January 2002; Regional Administrative Assistant of The Standard Register Company from February 2003 to January 2004; Full time student at Indiana University from January 2002 to June 2002; Secretary of AmeriPrime Advisers Trust from July 2005 to November 2005.

* The address for each of the trustees and officers is 431 N. Pennsylvania St., Indianapolis, IN 46204.

** The Trust currently consists of 36 series.

*** Mr. Tritschler may be deemed to be an “interested person” of the Trust because he has an ownership interest in Unified Financial Services, Inc., the parent company of the distributor of certain series in the Trust.

The following table provides information regarding shares of the Fund and other portfolios of the Trust owned by each Trustee as of December 31, 2005.

Trustee	Dollar Range of Fund Shares	Aggregate Dollar Range of Shares of All Funds Within the Trust*
Gary E. Hippenstiel	None	None
Ronald Tritschler	None	None
Stephen Little	None	None
Daniel Condon	None	None

* The Trust currently consists of 36 series.

Set forth below are estimates of the annual compensation to be paid to the Trustees and officers by each series in the Trust on an individual basis and by the Trust on an aggregate basis. Trustees’ and officers’ fees and expenses are Trust expenses and each series incurs its expenses at the same rate.

Independent Trustees	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust*
Gary E. Hippenstiel, Trustee and Chairman of the Audit Committee	$ 1,000	$0	$0	$36,000
Stephen A. Little, Chairman of the Board	$1,000	$0	$0	$36,000
Daniel Condon, Trustee	$667	$0	$0	$24,000

Non-Independent Trustees and Officers	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust*
Ronald C. Tritschler, Trustee	$667	$0	$0	$24,000
Anthony Ghoston, President and CEO	$0	$0	$0	$0
Freddie Jacobs, CFO and Treasurer	$0	$0	$0	$0
Lynn Wood, Chief Compliance Officer	$4,028	$0	$0	$145,000
Heather Barnes, Secretary	$0	$0	$0	$0

* The Trust currently consists of 36 series.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of the Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of the Fund or acknowledges the existence of such control. As a controlling shareholder, each of these persons could control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the management agreement with the Adviser. The Trustees and officers of the Trust, as a group, own no shares of the Fund. The Fund’s Portfolio Managers have committed to purchase shares of the Fund as soon as possible after the Fund commences operations and will, therefore, constitute the Fund’s sole control persons and principal shareholders until public shareholders purchase shares of the Fund.

PORTFOLIO TURNOVER

The Fund may sell portfolio securities without regard to the length of time they have been held when, in the opinion of the Adviser, investment considerations warrant such action. The Fund’s portfolio turnover rate is the percentage of its portfolio that is bought and sold to exchange for other securities and is expressed as a percentage of its total assets. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. The Adviser believes that the Fund will experience a low portfolio turnover rate.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies established by the Board of Trustees of the Trust, the Adviser is responsible for the Fund’s portfolio decisions and the placing of the Fund’s portfolio transactions. In placing portfolio transactions, the Adviser seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Adviser exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser’s overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.

Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Adviser in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to the Fund. Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

The Trust, the Adviser and the Fund’s Distributor have each adopted a Code of Ethics (the “Code”) pursuant to Rule 17j-1 of the 1940 Act, and the Adviser’s Code of Ethics also conforms to Rule 204A-1 under the Investment Advisers Act of 1940. The personnel subject to the Codes are permitted to invest in securities, including securities that may be purchased or held by the Fund. You may obtain copies of the Codes from the Fund, free of charge, by calling Shareholder Services at (800) 343-5902. You may also obtain copies of the Trust’s Code from documents filed with SEC and available on the SEC’s web site at www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund is required to include a schedule of portfolio holdings in its annual and semi-annual reports to shareholders, which is sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and which is filed with the SEC on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters. The Fund also is required to file a schedule of portfolio holdings with the SEC on Form N-Q within 60 days of the end of the first and third fiscal quarters. The Fund must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder of the Fund, upon request, free of charge. This policy is applied uniformly to all shareholders of the Fund without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor).

The Fund releases portfolio holdings to third party servicing agents on a daily basis in order for those parties to perform their duties on behalf of the Fund. These third party servicing agents include the Adviser, Distributor, Transfer Agent, Fund Accounting Agent, Administrator and Custodian. The Fund also may disclose portfolio holdings, as needed, to auditors, legal counsel, proxy voting services (if applicable), printers, pricing services, parties to merger and reorganization agreements and their agents, and prospective or newly hired investment advisers or sub-advisers. The lag between the date of the information and the date on which the information is disclosed will vary based on the identity of the party to whom the information is disclosed. For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel or prospective sub-advisers at any time. This information is disclosed to all such third parties under conditions of confidentiality. “Conditions of confidentiality” include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential. Third party servicing agents generally are subject to an independent obligation not to trade on confidential information under their code of ethics and/or as a result of common law precedents; however, the Fund does not require an independent confirmation from the third parties that they will not trade on the confidential information.

Additionally, the Fund may enter into ongoing arrangements to release portfolio holdings to Morningstar, Inc., Lipper, Inc., Bloomberg, Standard & Poor’s, Thompson Financial and Vickers-Stock (“Rating Agencies”) in order for those organizations to assign a rating or ranking to the Fund.  In these instances portfolio holdings will be supplied within approximately 25 days after the end of the month.  The Rating Agencies may make the Fund’s top portfolio holdings available on their websites and may make the Fund’s complete portfolio holdings available to their subscribers for a fee.  Neither the Fund, the Adviser nor any of their affiliates receive any portion of this fee.  Information released to Rating Agencies is not released under conditions of confidentiality nor is it subject to prohibitions on trading based on the information.

Except as described above, the Fund is prohibited from entering into any arrangements with any person to make available information about the Fund’s portfolio holdings without the prior authorization of the Chief Compliance Officer and the specific approval of the Board.  The Adviser must submit any proposed arrangement pursuant to which the Adviser intends to disclose the Fund’s portfolio holdings to the Board, which will review such arrangement to determine whether the arrangement is in the best interests of Fund shareholders. Additionally, the Adviser, and any affiliated persons of the Adviser, are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund’s portfolio holdings. The Fund will not disclose portfolio holdings as described above to third parties that the Fund knows will use the information for personal securities transactions.

PROXY VOTING POLICY

The Trust and the Fund’s Adviser each have adopted proxy voting policies and procedures reasonably designed to ensure that proxies are voted in shareholders’ best interests. As a brief summary, the Trust’s policy delegates responsibility regarding proxy voting to the Adviser, subject to the Adviser’s proxy voting policy and the supervision of the Board of Trustees. The Adviser’s proxy voting policy generally provides that all proxy solicitations shall be reviewed on an issuer-by-issuer basis, and that each item for which a vote is sought shall be considered in the context of the issuer under review and the various economic impacts such item may have on the Fund’s stated investment objectives. The Adviser will give great weight to the views of the issuer’s management, and in most cases will vote in favor of management’s recommendations unless it is apparent, after reasonable inquiry, that to vote in accordance with management recommendations would likely have a negative impact on the Fund’s shareholder value. In such cases, the Adviser will engage in an independent analysis of the impact that the proposed action will have on shareholder values and will vote such items in accordance with their good faith conclusions as to the course of action that will best benefit the Fund’s shareholders.

The Trust’s policy provides that, if a conflict of interest between the Adviser or its affiliates and the Fund arises with respect to any proxy, the Adviser must fully disclose the conflict to the Board of Trustees and vote the proxy in accordance with the Board’s instructions. The Board shall make the proxy voting decision that in its judgment, after reviewing the recommendation of the Adviser, is most consistent with the Adviser’s proxy voting policies and in the best interests of Fund shareholders. When the Board is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund’s vote will be cast.

You may obtain a copy of the Trust’s and the Adviser’s proxy voting policy by calling Shareholder Services at (800) 343-5902 or by writing to Unified Fund Services, Inc., the Fund’s transfer agent, at 431 N. Pennsylvania Street, Indianapolis, IN 46204, Attn: Unified Series Trust Chief Compliance Officer. A copy of the policies will be mailed to you within three days of receipt of your request. You also may obtain a copy of the policies from Fund documents filed with the SEC, which are available on the SEC’s web site at www.sec.gov. A copy of the votes cast by the Fund with respect to portfolio securities during the most recent 12-month period ended June 30th will be filed by the Fund with the SEC on Form N-PX. The Fund’s proxy voting record will be available to shareholders free of charge upon request by calling or writing the Fund as described above or from the SEC’s web site.

DETERMINATION OF NET ASSET VALUE

The net asset value of the shares of the Fund is determined as of the close of trading (normally 4:00 p.m. Eastern time) on each day the Trust is open for business and on any other day on which there is sufficient trading in the Fund’s securities to materially affect the net asset value. The Trust is open for business on every day on which the New York Stock Exchange (NYSE) is open for trading. The NYSE is closed on Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the~~-~~counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser subject to guidelines approved by the Board of Trustees. The Board of Trustees annually approves the pricing service used by the Fund accounting agent. The Fund accounting agent maintains a pricing review committee, and the committee may, from time to time, seek valuation directly from an Independent Trustee on good faith pricing issues. Manually priced securities held by the Fund (if any) are reviewed by the Board of Trustees on a quarterly basis.

The Fund’s net asset value per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares in the Fund outstanding at such time, as shown below:

Net Assets	= Net Asset Value Per Share
Shares Outstanding

REDEMPTION IN-KIND

The Fund does not intend to redeem shares in any form except cash. However, if the amount being redeemed is over the lesser of $250,000 or 1% of the Fund’s net asset value, pursuant to a Rule 18f-1 plan filed by the Trust on behalf of the Fund, the Fund has the right to redeem your shares by giving you the amount that exceeds $250,000 or 1% of the Fund’s net asset value in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund.

STATUS AND TAXATION OF THE FUND

The Fund was organized as a series of a business trust, and intends to qualify for treatment as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”) in each taxable year. There can be no assurance that it actually will so qualify. If the Fund qualifies as a RIC, its dividend and capital gain distributions generally are subject only to a single level of taxation, to the shareholders. This differs from distributions of a regular business corporation which, in general, are taxed first as taxable income of the distributing corporation, and then again as dividend income of the shareholder.

Dividends out of net investment income (generally interest income and dividends received on investments, less expenses), together with distributions of net realized short-term capital gains and certain foreign currency gains, are generally taxable as ordinary income to shareholders who are subject to federal income taxes, whether or not reinvested. As a result of recent federal tax legislation, qualifying distributions paid out of the Fund’s investment company taxable income may be taxable to noncorporate shareholders at long-term capital gain rates, which are significantly lower than the highest rate that applies to ordinary income. Distributions of the excess, if any, of net long-term capital gains over net short-term capital losses (“net capital gain”) designated by the Fund as capital gain dividends will be taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in the Fund’s shares, regardless of how long the shareholders have held the Fund’s shares. Long-term capital gains to the Fund require the holding of assets for more than one year.

A redemption of the Fund’s shares will result in a taxable gain or loss to the redeeming shareholder, depending on whether the redemption proceeds are more or less than the shareholder’s adjusted basis for the redeemed shares.

If the Fund does qualify as a RIC but (in a particular tax year) distributes less than ninety-eight percent (98%) of its ordinary income and its capital gain net income (as the Code defines each such term), the Fund is subject to an excise tax. The excise tax, if applicable, is four percent (4%) of the excess of the amount required to have been distributed over the amount actually distributed for the applicable year. If the Fund does not qualify as a RIC, its income will be subject to taxation as a regular business corporation, without reduction by dividends paid to shareholders of the Fund.

To continue to qualify for treatment as a RIC under Subchapter M of the Code, the Fund must, among other requirements:

•

Derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, and certain other income (including gains from options, futures, or forward contracts derived with respect to the RIC’s business of investing in stock securities, or foreign currencies) (the “Income Requirement”);

•	Diversify its investments in securities within certain statutory limits; and
•

Distribute annually to its shareholders at least ninety percent (90%) of its investment company taxable income (generally, taxable net investment income less net capital gain) (the “Distribution Requirement”).

The Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Net capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted net capital loss remaining is lost as a deduction.

Fund distributions received by your qualified retirement plan, such as a 401(k) plan or IRA, are generally tax-deferred; this means that you are not required to report Fund distributions on your income tax return when paid to your plan, but, rather, when your plan makes payments to you or your beneficiary. Special rules apply to payouts from Roth and Education IRAs.

The portion of the dividends the Fund pays that does not exceed the aggregate dividends it receives from U.S. corporations will be eligible for the dividends received deduction allowed to corporations; however, dividends received by a corporate shareholder and deducted by it pursuant to the dividends received deduction are subject indirectly to the federal alternative minimum tax.

If you are a non-retirement plan holder, the Fund will send you a Form 1099 each year that tells you the amount of distributions you received for the prior calendar year, the tax status of those distributions, and a list of reportable sale transactions. Generally, the Fund’s distributions are taxable to you in the year you received them. However, any dividends that are declared in October, November or December but paid in January are taxable as if received in December of the year they are declared. Investors should be careful to consider the tax consequences of buying shares shortly before a distribution. The price of shares purchased at that time may reflect the amount of the anticipated distribution. However, any such distribution will be taxable to the purchaser of the shares and may result in a decline in the share value by the amount of the distribution.

If shares of the Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be treated as long-term, instead of a short-term, capital loss to the extent of any capital gain distributions received on such shares.

The foregoing is only a summary of some of the important federal income tax considerations affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, prospective investors should consult their own tax advisers for more detailed information regarding the above and for information regarding federal, state, local and foreign taxes.

CUSTODIAN

Huntington National Bank, 41 South High Street, Columbus, Ohio 43215, is Custodian of the Fund’s investments. The Custodian acts as the Fund’s depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund’s request and maintains records in connection with its duties.

FUND SERVICES

Unified Fund Services, Inc. (“Unified”), 431 North Pennsylvania Street, Indianapolis, Indiana 46204, acts as the Fund’ transfer agent, fund accountant, and administrator.  A Trustee and the officers of the Trust are members of management and/or employees of Unified and/or shareholders of Unified Financial Services, Inc. (“UFS”), the parent company of Unified.  Unified maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Fund’s shares, act as dividend and distribution disbursing agent, and performs other transfer agent and shareholder service functions. For its services as a transfer agent, Unified receives an annual base fee from the Fund of $15.00 per shareholder account (subject to a minimum annual fee of $15,000).

In addition, Unified provides the Fund with fund accounting services, which includes certain monthly reports, record keeping and other management-related services. For its services as fund accountant, Unified receives an annual fee from the Fund equal to 0.05% of the Fund’s assets up to $50 million, 0.04% of the Fund’s assets from $50 million to $100 million, 0.03% of the Fund’s assets from $100 million to $150 million, and 0.02% over $150 million (subject to a $20,000 annual minimum).

Unified also provides the Fund with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities. Unified receives a monthly fee from the Fund equal to an annual rate of 0.10% of the Fund’s assets under $50 million, 0.07% of the Fund’s assets from $50 million to $100 million, 0.05% of the Fund’s assets from $100 million to $150 million,and 0.03% over $150 million (subject to a $30,000 annual minimum).

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The firm of Cohen McCurdy, Ltd., 800 Westpoint Parkway, Suite 1100 Westlake, Ohio 44145, has been selected as independent registered public accountants for the Fund for its initial fiscal year. Cohen McCurdy, Ltd. will perform an annual audit of the Fund’s financial statements and provides financial, tax and accounting consulting services as requested.

DISTRIBUTOR

Unified Financial Securities, Inc., 431 North Pennsylvania Street, Indianapolis, Indiana 46204 (the “Distributor”), is the exclusive agent for distribution of shares of the Fund. A Trustee and certain officers of the Trust are shareholders of UFS, the parent company of the Distributor. As a result, such persons may be deemed to be affiliates of the Distributor. The Distributor is obligated to sell the shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis. The Distributor and Unified are controlled by UFS.

DISTRIBUTION PLAN

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act. The Plan was approved by a majority of the Board of Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust or the Fund, and who have no direct or indirect financial interest in the operation of the Plan or in any other Rule 12b-1 agreement, cast in person at a meeting on December 12, 2005 called for the purpose of, among other things, voting on such Plan.

The Plan provides that the Fund will pay the Adviser and/or any registered securities dealer, financial institution or any other person (the “Recipient”) a shareholder servicing fee of up to 0.25% of the average daily net assets of the Fund in connection with the promotion and distribution of the Fund’s shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts (“12b-1 Expenses”). The Fund or Adviser may pay all or a portion of these fees to any Recipient who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 Expenses actually incurred. It is anticipated that the Plan will benefit shareholders because an effective sales program typically is necessary in order for the Fund to reach and maintain a sufficient size to achieve efficiently its investment objectives and to realize economies of scale. The Plan has not yet been activated, although it may be activated at any time in the future.

FINANCIAL STATEMENTS

The Fund recently commenced operations and, as a result, has no financial statements.